EXECUTION COPY

First Industrial, L.P.
$200,000,000 5¾% Senior Notes due 2016

Underwriting Agreement
January 5, 2006

J.P. MORGAN SECURITIES INC.
WACHOVIA CAPITAL MARKETS, LLC
CREDIT SUISSE FIRST BOSTON LLC
MERRILL LYNCH, PIERCE, FENNER
     & SMITH INCORPORATED
As Representatives of the several
Underwriter’s named in Schedule I hereto
c/o J.P. Morgan Securities LLC
270 Park Avenue
New York, New York 10017-2070

Ladies and Gentlemen:

First Industrial, L.P., a Delaware limited partnership (the “Operating Partnership”), by this agreement (the “Agreement”) proposes to issue and sell to the underwriters named in Schedule I hereto (collectively, the “Underwriters”), for whom J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as Representatives (the “Representatives”), the principal amount of its debt securities identified in Schedule I hereto (the “Securities”), each as specified in Schedule I hereto.

The Operating Partnership and First Industrial Realty Trust, Inc., a Maryland corporation and the sole general partner of the Operating Partnership (the “Company”), have prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (file number 333-117842-01) on Form S-3, including the related prospectus (the “Base Prospectus”), relating to certain securities (the “Shelf Securities”) to be issued from time to time by the Company or the Operating Partnership, as the case may be. The Operating Partnership also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act (“Rule 424”) a prospectus supplement specifically relating to the Securities (a “Prospectus Supplement”). The registration statement as amended to the date of this Agreement and including any registration statement filed pursuant to Rule 462(b) under the Securities Act (a “Rule 462(b) Registration Statement”) is hereinafter referred to as the “Registration Statement”. For purposes of this Agreement, "Effective Time" with respect to the Registration Statement means, if the Operating Partnership has advised the Underwriters that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). Any reference in this Agreement to the Registration Statement, the Prospectus as defined hereunder or any preliminary prospectus (a “preliminary prospectus”), as the case may be, previously filed with the Commission pursuant to Rule 424 shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) on or before the date of this Agreement or the date of the Registration Statement or the Prospectus, as the case may be; and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Registration Statement or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein. "Registration Statement" without reference to a time means the Registration Statement as of its Effective Time. "Registration Statement" as of any specified time means the Registration Statement in the form then filed with the Commission immediately prior to that time, including any amendment thereto or any document incorporated by reference therein and any prospectus deemed or retroactively deemed to be a part thereof that has not been superseded or modified. For purposes of the previous sentence, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Registration Statement as of the time specified in Rule 430A. "Statutory Prospectus" as of any specified time means the prospectus included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any prospectus supplement deemed or retroactively deemed to be a part thereof that has not been superseded or modified. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Securities Act. "Prospectus" means the Statutory Prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173) in connection with confirmation of sales of the Securities that discloses the public offering price and other final terms of the Securities and otherwise satisfies Section 10(a) of the Securities Act. "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g). "General Use Issuer Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified as such in Schedule IV to this Agreement. "Limited Use Issuer Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. "Time of Sale" means 1:00 p.m. (Eastern time) on the date of this Agreement. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or Prospectus, as the case may be.
The Securities will be issued in one or more series under an indenture, dated as of May 13, 1997 (the “Original Indenture”), between the Operating Partnership and U.S. Bank National Association, as trustee (the “Trustee”). The title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements and any other variable terms for each series of the Securities shall be established by or pursuant to supplemental indenture no. 10 (the “Supplemental Indenture”) to the Original Indenture (as so supplemented, and as the same may be amended or further supplemented from time to time, the “Indenture”) to be entered into between the Operating Partnership and the Trustee on or prior to the Closing Date (as defined in Section 3).

At or prior to the Time of Sale, the Operating Partnership had prepared the following information, (the “Time of Sale Information”): (1) any scheduled Issuer Free Writing Prospectuses attached as exhibits to Schedule IV hereto, (2) the preliminary Prospectus Supplement dated January 5, 2006 together with the Base Prospectus and (3) any filing under the 1934 Act which is deemed incorporated by reference in the Registration Statement or the Prospectus.
Each of the Company and the Operating Partnership hereby severally agrees with the Underwriters as follows:

1.  The Operating Partnership agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Operating Partnership the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule I hereto at the purchase price set forth in Schedule II hereto.

2.  The Operating Partnership understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after the execution of this Agreement as in the judgment of the Underwriters is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

3.  Payment for the Securities shall be made to the Operating Partnership or to its order by wire transfer in immediately available funds on the date and at the time and place set forth in Schedule II hereto in the section entitled “Closing Date and Time of Delivery” (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as you and the Operating Partnership may agree in writing). Such payment will be made upon delivery to, or to you for the respective accounts of, the Underwriters of the Securities registered in such names and in such denominations as you shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Operating Partnership. As used herein, the term “Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City or the City of Chicago. The time and date of such payment and delivery with respect to the Securities are referred to herein as the “Closing Date.” The Securities will be delivered through the book entry facilities of The Depository Trust Company (“DTC”) and will be made available for inspection by you by 1:00 P.M. New York City time at least 24 hours prior to the Closing Date at such place in New York City as you, DTC and the Operating Partnership shall agree.

4.  The Company and the Operating Partnership, jointly and severally, represent and warrant to each Underwriter as of the date hereof and the Closing Date that:

(a)  The Company and the Operating Partnership meet the requirements for use of Form S-3 and the Registration Statement has been declared effective by the Commission.

(b)  The Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in the Prospectus and, if applicable, any Term Sheet to the Prospectus, as of the date hereof, as of the Time of Sale and at the time the Registration Statement became effective, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the “TIA”) and will contain all statements required to be stated therein in accordance with the Securities Act and the TIA. The Prospectus, including the financial statements, schedules and related notes included or incorporated by reference in the Prospectus, and if applicable, any Term Sheet to the Prospectus, as of the date hereof, as of the Time of Sale and at the time the Registration Statement became effective, and at the Closing Date, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Securities Act and the TIA and will contain all statements required to be stated therein in accordance with the Securities Act and the TIA. On the date the Registration Statement was declared effective, on the date hereof, as of the Time of Sale, on the date of filing of any Rule 462(b) Registration Statement and on the Closing Date, no part of the Registration Statement or any amendment did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date the Registration Statement was declared effective, on the date hereof, as of the Time of Sale, as of its date, on the date of filing of any Rule 462(b) Registration Statement and at the Closing Date, the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Securities, the Company and the Operating Partnership will have complied or will comply with the requirements of Rule 111 under the Securities Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 4(b) do not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the TIA (the “Form T-1”), and (ii) any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Operating Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. Neither the Company nor the Operating Partnership has distributed, and prior to the later of the Closing Date and the completion of the distribution of the Securities will not distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Securities Act (which were disclosed to the Underwriters and the Underwriters’ counsel and are listed on Schedule IV hereof other than documents referred to in clause (c) of Section 7(f));

(c)  Any preliminary prospectus supplements, filed pursuant to Rule 424 under the Securities Act and each 462(b) Registration Statement, if any, complied or will comply when so filed in all material respects with all applicable provisions of the Securities Act; did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(d)  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information included in, and incorporated by reference in, the Registration Statement, the Prospectus and the Time of Sale Information, at the time the Registration Statement became effective, as of the date of the Prospectus, the Time of Sale Information and as of the Closing Date, or during the period specified in Section 5(e) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 4(d) do not apply to the Form T-1 or to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Operating Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto;

(e)  At the time of filing the Registration Statement and at the date of this Agreement, each of the Operating Partnership and the Company was not and is not an "ineligible issuer," as defined in Rule 405, including as a result of (x) the Operating Partnership, the Company or any other subsidiary in the preceding three years having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Operating Partnership or the Company in the preceding three years having been the subject of a bankruptcy petition or insolvency or similar proceeding, having had a registration statement be the subject of a proceeding under Section 8 of the Securities Act or being the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities, all as described in Rule 405.

(f)  The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Operating Partnership by the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described in the second paragraph of Section 8 hereof. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(g)  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Operating Partnership notified or notifies the Underwriters as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Operating Partnership has promptly notified or will promptly notify the Underwriters and (ii) the Operating Partnership has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Operating Partnership by the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in the second paragraph of Section 8 hereof.

(h)  The Operating Partnership (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule IV hereto and other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Operating Partnership makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Operating Partnership in writing by such Underwriter through the Representative expressly for use in any Issuer Free Writing Prospectus.

(i)  The Company has been duly organized and is validly existing as a corporation under and by virtue of the laws of the State of Maryland, and is in good standing with the State Department of Assessments and Taxation of Maryland. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under and by virtue of the Delaware Revised Uniform Limited Partnership Act. Each of First Industrial Financing Partnership, L.P. (the “Financing Partnership”), First Industrial Securities, L.P. (“Securities, L.P.”), First Industrial Mortgage Partnership, L.P. (the “Mortgage Partnership”), First Industrial Pennsylvania, L.P. (“FIP”), First Industrial Harrisburg, L.P. (“FIH”) and First Industrial Indianapolis, L.P. (“FII”) (the Financing Partnership, Securities, L.P., the Mortgage Partnership, FIH, FII and FIP are referred to collectively herein as the “Partnership Subsidiaries”) has been duly organized and is validly existing as a limited partnership in good standing under and by virtue of the laws of its jurisdiction of organization. Each of First Industrial Securities Corporation (“FISC”), First Industrial Indianapolis Corporation (“FIIC”), First Industrial Finance Corporation (“FIFC”), First Industrial Mortgage Corporation (“FIMC”), First Industrial Development Services, Inc. (“FIDSI”) and First Industrial Pennsylvania Corporation (“FIPC”), (FISC, FIIC, FIFC, FIMC, FIDSI and FIPC are referred to collectively herein as the “Corporate Subsidiaries”), FR First Cal, LLC, ("FR First Cal"), FR Bucks Property Holding, L.P. ("FR Bucks"), FR Lehigh Property Holding, L.P. ("FR Lehigh"), FR Aberdeen, LLC ("FR Aberdeen"), FR Lackawanna Property Holding, LP ("FR Lackawanna"), FR Park Plaza, LLC, ("FR Park"), First Industrial Acquisitions, Inc. ("FIAI"), First Industrial Harrisburg Corporation ("FIHC"), and FI Development Services Corporation ("FIDSC") (FR First Cal, FR Bucks, FR Lehigh, FR Aberdeen, FR Lackawanna, FR Park, FIAI, FIHC, and FIDSC are referred to collectively herein as the "Additional Subsidiaries," and the Partnership Subsidiaries, the Corporate Subsidiaries and the Additional Subsidiaries are referred to herein collectively as the “Subsidiaries” or individually as a “Subsidiary”), has been duly organized and is validly existing as a corporation in good standing under and by virtue of the laws of its jurisdiction of incorporation. Other than the Corporate Subsidiaries, the Partnership Subsidiaries and the Additional Subsidiaries, no entity in which the Company owns any equity securities constitute, individually or in the aggregate, is a “significant subsidiary” under Rule 1-02 of Regulation S-X (substituting “net income” for “income from continuing operations”) promulgated under the Exchange Act. The Company is the sole general partner of the Operating Partnership. FIFC is a wholly-owned subsidiary of the Company and is the sole general partner of the Financing Partnership. FIMC is a wholly-owned subsidiary of the Company and is the sole general partner of the Mortgage Partnership. FISC is a wholly-owned subsidiary of the Company and is the sole general partner of Securities, L.P. The Operating Partnership and FISC are the only limited partners of Securities, L.P. FIPC is a wholly-owned subsidiary of the Company and is the sole general partner of FIP. FIIC is a wholly-owned subsidiary of the Company and is the sole general partner of FII. FIHC is a wholly-owned subsidiary of the Company and is the sole general partner of FIH. FIDSI is a wholly-owned subsidiary of the Operating Partnership. The Operating Partnership is the sole limited partner of each Partnership Subsidiary (except for Securities, L.P.). The Operating Partnership, the Company and each of the Subsidiaries has, and at the Closing Date will have, full corporate, partnership or limited liability company power and authority, as the case may be, to conduct all the activities conducted by it, to own, lease or operate all the properties and other assets owned, leased or operated by it and to conduct its business in which it engages or proposes to engage as described in the Prospectus and the transactions contemplated hereby. The Company and each of the Corporate Subsidiaries is, and at the Closing Date will be, duly qualified or registered to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the properties and assets owned, leased or operated by it makes such qualification or registration necessary, except where failure to obtain such qualifications or registration will not have a material adverse effect on (i) the condition, financial or otherwise, or the earnings, assets or business affairs or prospects of the Operating Partnership, Company and their Subsidiaries, taken as a whole or on the 846 in service properties owned, directly or indirectly, by the Company as of September 30, 2005 (the “Properties”) taken as a whole, (ii) the issuance, validity or enforceability of the Securities or (iii) the consummation of any of the transactions contemplated by this Agreement, the Indenture and the Securities (each a “Material Adverse Effect”). The Operating Partnership and each of the Partnership Subsidiaries is, and at the Closing Date will be, duly qualified or registered to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned, leased or operated by it makes such qualification or registration necessary, except where failure to obtain such qualification or registration will not have a Material Adverse Effect. Complete and correct copies of the charter documents, partnership agreements and other organizational documents of the Company and its Subsidiaries and all amendments thereto as have been requested by the Underwriters or their counsel have been delivered to the Underwriters or their counsel;

(j)  The Securities have been duly authorized for issuance and sale in accordance with this Agreement by the Company, as general partner of the Operating Partnership, and, when issued by the Operating Partnership and authenticated and delivered by the Trustee in accordance with the terms of the Indenture, and paid for by the Underwriters pursuant to this Agreement; such Securities will be valid and legally binding unsecured obligations of the Operating Partnership entitled to the benefit of the Indenture and enforceable against the Operating Partnership in accordance with their respective terms, subject to (1) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (2) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; the Indenture has been duly qualified under the TIA and prior to the issuance of the securities will be duly authorized, executed and delivered by the Operating Partnership and the Company, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Operating Partnership, enforceable in accordance with its terms subject to (1) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (2) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; the Securities conform, and the Indenture conform, to the statements relating thereto contained in the Prospectus; and the Securities are in the form contemplated by the Indenture;

(k)  The partnership agreement of the Operating Partnership is duly authorized, executed and delivered by the Company, as general partner and a limited partner and the partnership agreement of each Partnership Subsidiary is duly authorized, validly executed and delivered by each partner thereto and (assuming in the case of the Operating Partnership the due authorization, execution and delivery of the partnership agreement by each limited partner other than the Company) each such partnership agreement will be a valid, legally binding and enforceable in accordance with its terms immediately following the Closing Date subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. All of the issued and outstanding shares of capital stock of the Company and each Corporate Subsidiary, all of the outstanding units of general, limited and/or preferred partner interests of the Operating Partnership and each Partnership Subsidiary will have been duly authorized and are validly issued, fully paid and non-assessable; and (except as described in the Prospectus) will be owned directly or indirectly (except in the case of the Company) by the Operating Partnership or the Company, as the case may be, free and clear of all security interests, liens and encumbrances (except for pledges in connection with the loan agreements of the Operating Partnership, the Company and the Subsidiaries), and all of the partnership interests in each Partnership Subsidiary will have been duly authorized and are validly issued, fully paid, and (except as described in the Prospectus) will be owned directly or indirectly by the Operating Partnership or the Company, free and clear of all security interests, liens and encumbrances (except for pledges in connection with the loan agreements of the Operating Partnership, the Company and the Subsidiaries);

(l)  The financial statements, supporting schedules and related notes included in, or incorporated by reference in, the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial condition of the entity or entities or group presented or included therein, as of the respective dates thereof, and its consolidated results of operations and cash flows for the respective periods covered thereby, are all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The financial information and data included in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the information included or incorporated by reference therein and have been prepared on a basis consistent, except as may be noted therein, with that of the financial statements, schedules and notes included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus and the books and records of the respective entity or entities or group presented or included therein. Except as otherwise noted in the Registration Statement, the Time of Sale Information and the Prospectus, pro forma and/or as adjusted financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the American Institute of Certified Public Accountants (“AICPA”) guidelines with respect to pro forma and as adjusted financial information, and includes all adjustments necessary to present fairly the pro forma and/or as adjusted financial condition of the entity or entities or group presented or included therein at the respective dates indicated and the results of operations and cash flows for the respective periods specified. The Operating Partnership’s ratio of earnings to fixed charges included in the Prospectus and in Exhibit 12.1 to the current report on Form 8-K filed by the Operating Partnership on December 9, 2005 have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. No other financial statements (or schedules) of the Company, the Operating Partnership and the Partnership Subsidiaries or any predecessor of the Company and/or the Operating Partnership and the Partnership Subsidiaries are required by the Securities Act or the Exchange Act to be included in the Registration Statement, the Time of Sale Information and the Prospectus. PricewaterhouseCoopers LLP (the “Accountants”) who have reported on such financial statements, schedules and related notes, are independent registered public accountants with respect to the Operating Partnership, the Company and the Partnership Subsidiaries with the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act, and there have been no disagreements with any accountants or "reportable events" (as defined in Item 304 of Regulation S-K promulgated by the Commission) required to be disclosed in the Prospectus or elsewhere pursuant to such Item 304 which have not been so disclosed;

(m)  Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus and prior to the Closing Date, (i) there has not been and will not have been, except as set forth in or contemplated by the Registration Statement, the Time of Sale Information, the Prospectus and this Agreement, any change in the capitalization, long term or short term debt or in the capital stock or equity of each of the Operating Partnership, the Company or any of the Subsidiaries which would be material to the Operating Partnership, the Company and the Subsidiaries considered as one enterprise (anything which would be material to the Operating Partnership, the Company and the Subsidiaries, considered as one enterprise, being hereinafter referred to as “Material”), (ii) except as described in the Registration Statement, the Time of Sale Information or the Prospectus, neither the Operating Partnership, the Company nor any of the Subsidiaries has incurred nor will any of them incur any liabilities or obligations, direct or contingent, which would be Material, nor has any of them entered into nor will any of them enter into any transactions, other than pursuant to this Agreement and the transactions referred to herein or as contemplated in the Registration Statement, the Time of Sale Information, the Prospectus and this Agreement, which would be Material, (iii) there has not been any Material Adverse Effect, (iv) except for regular quarterly distributions on the Company’s shares of common stock, par value $0.01 per share (the “Common Stock”), and the dividends on, and any distributions on redemption of, the shares of the Company’s (a) Depositary Shares each representing 1/100 of a share of 8 5/8% Series C Cumulative Preferred Stock (the “Series C Preferred Stock”), (b) Depositary Shares each representing 1/100 of a share of 6.236% Series F Flexible Cumulative Redeemable Preferred Stock (the “Series F Preferred Stock”), (c) Depositary Shares each representing 1/100 of a share of 7.236% Series G Flexible Cumulative Redeemable Preferred Stock (the “Series G Preferred Stock”) and (d) Depositary Shares each representing 1/10,000 of a share of Series I Flexible Cumulative Redeemable Preferred Stock (the "Series I Preferred Stock"), the Company has not paid or declared and will not pay or declare any dividends or other distributions of any kind on any class of its capital stock, and (v) except for distributions in connection with regular quarterly distributions on partnership units, the Operating Partnership has not paid any distributions of any kind on its partnership units;

(n)  None of the Operating Partnership, the Company or any of the Subsidiaries is, or as of the Closing Date will be, required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

(o)  To the knowledge of the Operating Partnership or the Company, after due inquiry, except as set forth in the Registration Statement, the Time of Sale Information and the

Prospectus, there are no actions, suits, proceedings, investigations or inquiries, pending or, after due inquiry, threatened against or affecting the Operating Partnership, the Company or any of the Subsidiaries or any of their respective officers or directors in their capacity as such or of which any of their respective properties or assets or any Property is the subject or bound, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect;

(p)  The Operating Partnership, the Company and each of the Subsidiaries (i) has, and at the Closing Date will have, (A) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Registration Statement, the Time of Sale Information or the Prospectus and are in material compliance with such, and (B) complied in all material respects with all laws, regulations and orders applicable to it or its business and (ii) are not, and at the Closing Date will not be, in breach of or default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract, joint venture or partnership agreement or other agreement or instrument (collectively, a “Contract or Other Agreement”) or under any applicable law, rule, order, administrative regulation or administrative or court decree to which it is a party or by which any of its other assets or properties or by which the Properties are bound or affected, except where such default, breach or failure will not, either singly or in the aggregate, have a Material Adverse Effect. To the knowledge of the Operating Partnership, the Company and each of the Subsidiaries, after due inquiry, no other party under any Material contract or other agreement to which it is a party is in default thereunder, except where such default will not have a Material Adverse Effect. None of the Operating Partnership, the Company or any of the Subsidiaries is, nor at the Closing Date will any of them be, in violation of any provision of its articles of incorporation, by-laws, certificate of limited partnership, partnership agreement or other organizational document, as the case may be;

(q)  No Material consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body or any other entity is required in connection with the offering, issuance or sale of the Securities hereunder except such as have been obtained under the Securities Act, the Exchange Act and the TIA and such as may be required under state securities, Blue Sky or real estate syndication laws or the by-laws, the corporate financing rule or the conflict of interests rule of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the purchase and distribution by the Underwriters of the Securities or such as have been received prior to the date of this Agreement, and except for the filing of this Agreement, the Supplemental Indenture and the form of Securities with the Commission as exhibits to a Form 8-K, which the Operating Partnership and the Company agree to make in a timely manner;

(r)  The Operating Partnership and the Company had or have full corporate or partnership power, as the case may be, to enter into each of this Agreement, the Indenture and the Securities. This Agreement, the Indenture and the Securities have been duly and validly authorized, executed and delivered by the Operating Partnership and the Company, constitutes a valid and binding agreement of the Operating Partnership and the Company, and assuming due authorization, execution and delivery by the Underwriters, is enforceable against the Operating Partnership in accordance with the terms hereof and thereof subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated hereby, and compliance by each of the Operating Partnership, the Company and the Subsidiaries with its obligations hereunder to the extent each is a party thereto, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Operating Partnership, the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (a) the certificate of incorporation, by-laws, certificate of limited partnership, partnership agreement or other organizational documents of the Operating Partnership, the Company or any of the Subsidiaries, (b) any Contract or Other Agreement to which the Operating Partnership, the Company or any of the Subsidiaries is a party or by which the Operating Partnership, the Company or any of the Subsidiaries or any of their assets or properties are bound or affected, or violate or conflict with (c) any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency (foreign or domestic) or body applicable to the business or properties of the Operating Partnership, the Company or any of the Subsidiaries or to the Properties, in each case (other than with respect to subclause (a) of this sentence as it applies to the Operating Partnership, the Company and their significant subsidiaries (as defined in Section 4(h)) except for liens, charges, encumbrances, breaches, violations, defaults, rights to terminate or accelerate obligations, or conflicts, the imposition or occurrence of which would not have a Material Adverse Effect;

(s)  As of the Closing Date, the Operating Partnership, the Company and each of the Subsidiaries will have good and marketable title to all properties and assets described in the Registration Statement, the Time of Sale Information and the Prospectus as owned by it, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement, the Time of Sale Information and the Prospectus, or such as secure the loan facilities of the Operating Partnership, the Company and the Subsidiaries, or would not result in a Material Adverse Effect;

(t)  This Agreement has been duly authorized by the Operating Partnership and, at the Closing Date, will have been duly executed and delivered by the Operating Partnership, and, assuming due authorization, execution and delivery of this Agreement by the other respective parties thereto, this Agreement will, at the Closing Date, constitute a valid and binding obligation of the Operating Partnership, enforceable against the Operating Partnership in accordance with their respective terms (except to the extent that enforcement thereof may be limited by (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought);

(u)  The Operating Partnership is subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and files reports with the Commission on EDGAR.

(v)  To the knowledge of the Operating Partnership and the Company: (i) no lessee of any portion of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except in each case such defaults that would not have a Material Adverse Effect; (ii) the current use and occupancy of each of the Properties complies in all material respects with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and (iii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Properties except such proceedings or actions that would not have a Material Adverse Effect;

(w)  The Operating Partnership, the Company and the Partnership Subsidiaries have property, title, casualty and liability insurance in favor of the Operating Partnership, the Company or the Partnership Subsidiaries with respect to each of the Properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted by the Operating Partnership, the Company and the Partnership Subsidiaries except in such instances where the tenant is carrying such insurance or the tenant is self-insuring such risks;

(x)  Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, and, except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect; (i) to the knowledge of the Operating Partnership, the Company and the Subsidiaries, after due inquiry, the operations of the Operating Partnership, the Company and the Subsidiaries are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (ii) to the knowledge of the Operating Partnership, the Company and the Subsidiaries, after due inquiry, none of the Operating Partnership, the Company or the Subsidiaries has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could reasonably be expected to result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (iii) none of the Operating Partnership, the Company or the Subsidiaries has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (iv) none of the Operating Partnership, the Company or the Subsidiaries has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (v) no Property is included or, to the knowledge of the Operating Partnership, the Company or the Subsidiaries, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”), or included on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Operating Partnership, the Company or the Subsidiaries has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Company and its Subsidiaries, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law;

As used herein, “Hazardous Substance” shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCB’s, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. § 172.101, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. § 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. § 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. § 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. § 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. § 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. § 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environment or of human health from environmental effects; “Governmental Authority” shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; “Lien” shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing and containing a residue of any Hazardous Substance;

None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Operating Partnership, the Company or any of the Subsidiaries, and none of them nor any of their directors, officers or employees is connected with the Operating Partnership, the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee;

(y)  The Operating Partnership, the Company and the Subsidiaries are organized and operate in a manner so that the Company qualifies as a real estate investment trust (“REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company has elected to be taxed as a REIT under the Code commencing with the taxable year ended December 31, 1994. The Operating Partnership, the Company and the Subsidiaries intend to continue to be organized and operate so that the Company shall qualify as a REIT for the foreseeable future, unless the Company’s board of directors determines that it is no longer in the best interests of the Company to be so qualified;

(z)  There is no material document or contract of a character required to be described or referred to in the Registration Statement, the Time of Sale Information or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required therein, except for the filing of this Agreement, the Indenture and the form of Securities with the Commission as exhibits to a Form 8-K, which the Company agrees to make in a timely manner, and the descriptions thereof or references thereto are accurate in all material respects;

(aa)  None of the Operating Partnership, the Company or any of the Subsidiaries is involved in any labor dispute nor, to the knowledge of the Operating Partnership, the Company or the Subsidiaries, after due inquiry, is any such dispute threatened which would be Material;

(bb)  The Operating Partnership, the Company and the Subsidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. To the knowledge of the Operating Partnership or the Company, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Operating Partnership, the Company and the Subsidiaries, of such trademarks and trade names does not, to the Company’s or the Operating Partnership’s knowledge, infringe on the rights of any person;

(cc)  Each of the Operating Partnership, the Company and the Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not result in a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing would otherwise be delinquent, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and except in any case in which the failure to so pay would not result in a Material Adverse Effect;

(dd)  The Operating Partnership and each of the Partnership Subsidiaries is properly treated as a partnership for U.S. federal income tax purposes and not as a “publicly traded partnership”;

(ee)  No relationship, direct or indirect, exists between or among the Operating Partnership, the Company or the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Operating Partnership, the Company or the Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described in such documents and in the Time of Sale Information;

(ff)  The Company and the Operating Partnership have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities, and the Company and the Operating Partnership have not distributed and have agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Prospectus, any preliminary prospectus filed with the Commission or other material permitted by the Securities Act (which were disclosed to you and your counsel);

(gg)  The Operating Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets, financial and corporate books and records is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(hh)  Any certificate or other document signed by any officer or authorized representative of the Operating Partnership, the Company or any Subsidiary, and delivered to the Underwriters or to counsel for the Underwriters in connection with the sale of the Securities shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby;

(ii)  The Securities have an investment grade rating from one or more nationally recognized statistical rating organizations as specified in Schedule II hereto;

(jj)  Except for contracts, agreements or understandings entered into in connection with the transfer of properties or other assets to the Operating Partnership, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any Common Stock of the Company owned or to be owned by such person in the offering contemplated by this Agreement.

(kk)  The Securities resold pursuant to this Agreement and the Indenture shall be in the respective forms previously delivered to the Underwriters; and

(ll)  The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted, or to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus or any preliminary prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.

(mm)  The Operating Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Operating Partnership, including its consolidated subsidiaries, is made known to each of the Operating Partnership 's principal executive officer and principal financial officer by others within those entities, particularly during the period which the Operating Partnership’s quarterly report on Form 10-Q for the quarter ended September 30, 2005 was prepared; (ii) have been evaluated for effectiveness as of the date of the filing of the Prospectus Supplement with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established, except where a failure to be so effective will not have a Material Adverse Effect.

(nn)  Based on its evaluation of its internal controls over financial reporting at December 31, 2004, the Operating Partnership, the Company and their subsidiaries are not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Operating Partnership’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Operating Partnership’s internal control over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls over financial reporting of the Operating Partnership, the Company or their subsidiaries or in other factors that has materially affected, or is reasonably likely to materially affect, the Operating Partnership, the Company or their subsidiaries’ internal control over financial reporting.

(oo)  There is and has been no failure on the part of the Operating Partnership or any of the Operating Partnership’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(pp)  The Company is not an ineligible issuer as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

5.  Each of the Company and the Operating Partnership severally covenants and agrees with the Underwriters as follows:

(a)  In respect of the offering of the Securities, the Operating Partnership will (i) prepare a Prospectus Supplement setting forth the aggregate principal amount of Securities covered thereby and their terms not otherwise specified in the Base Prospectus pursuant to which the Securities are being issued, the names of the Underwriters participating in the offering and the aggregate principal amount of Securities which each severally has agreed to purchase, the price at which the Securities are to be purchased by the Underwriters from the Operating Partnership, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Underwriters and the Operating Partnership deem appropriate in connection with the offering of the Securities, (ii) file the Statutory Prospectus in a form approved by you pursuant to Rule 424 under the Securities Act within the applicable time period prescribed by such rule for such filing, (iii) file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Operating Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and (iv) furnish copies of the Statutory Prospectus to the Underwriters and to such dealers as you shall specify in New York City prior to 10:00 A.M., New York City time as soon as practicable after the date of this Agreement in such quantities as you may reasonably request. The Operating Partnership has complied and will comply with Rule 433.

(b)  The Operating Partnership will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. At any time when the Prospectus is (or but for the exemption in Rule 172 would be) required to be delivered under the Securities Act or the Exchange Act in connection with sales of Securities, the Operating Partnership will advise you promptly and, if requested by you, confirm such advice in writing, of (i) the effectiveness of any amendment to the Registration Statement (ii) the transmittal to the Commission for filing of any Prospectus or other supplement or amendment to the Prospectus to be filed pursuant to the Securities Act, (iii) the receipt of any comments from the Commission relating to the Registration Statement, any preliminary prospectus, the Prospectus or any of the transactions contemplated by this Agreement, (iv) any request by the Commission for post-effective amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (vi) the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus or the Time of Sale Information untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus or the Time of Sale Information in order to make the statements therein not misleading. The Operating Partnership will make every reasonable effort to prevent the issuance of any stop order and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Operating Partnership will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time;

(c)  The Operating Partnership will furnish to you, without charge, such number of conformed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated by reference, as you may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(d)  At any time when the Prospectus is (or but for the exemption in Rule 172 would be) required to be delivered under the Securities Act or the Exchange Act in connection with sales of Securities, not to prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus, or file any amendment to the Registration Statement or any Rule 462(b) Registration Statement or to make any amendment or supplement to the Prospectus or any Term Sheet, if applicable, of which you shall not previously have been advised or to which you or counsel for the Underwriters shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement, Rule 462(b) Registration Statement, Term Sheet, or amendment or supplement to the Prospectus which, in the opinion of counsel for the Underwriters, may be necessary in connection with the distribution of the Securities by you, and to use its reasonable best efforts to cause the same to become promptly effective. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(e)  (i) If, at any time when the Prospectus is (or but for the exemption in Rule 172 would be) required to be delivered under the Securities Act or the Exchange Act in connection with sales of Securities, any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, the Operating Partnership will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that the statements in the Prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when it is so delivered, not misleading, or so that the Prospectus will comply with any law, and furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request and (ii) if at any time prior to the Closing Date (1) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (2) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Operating Partnership will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law;

(f)  The Operating Partnership will use its reasonable best efforts, in cooperation with the Underwriters, to qualify, register or perfect exemptions for the Securities for offer and sale by the several Underwriters to qualified institutions under the applicable state securities, Blue Sky and real estate syndication laws of such jurisdictions as you may reasonably request; provided, however, the Operating Partnership will not be required to qualify as a foreign limited partnership, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its partnership agreement that the general partner of the Operating Partnership reasonably determines to be contrary to the best interests of the Operating Partnership and its unitholders. In each jurisdiction in which the Securities have been so qualified or registered, the Operating Partnership will use all reasonable efforts to file such statements and reports as may be required by the laws of such jurisdiction, to continue such qualification or registration in effect for so long a period as the Underwriters may reasonably request for the distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such qualification or registration; provided, however, the Operating Partnership will not be required to qualify as a foreign limited partnership, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its partnership agreement that the general partner of the Operating Partnership reasonably determines to be contrary to the best interests of the Operating Partnership and its unitholders;

(g)  To make generally available to the holders of the Securities as soon as reasonably practicable but not later than sixty days after the close of the period covered thereby (90 days in the event the close of such period is the close of the Operating Partnership’s fiscal year), an earning statement (in form complying with the provisions of Rule 158 of the Securities Act) covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Securities Act, and, if required by Rule 158 of the Securities Act, to file such statement as an exhibit to the next periodic report required to be filed by the Operating Partnership under the Exchange Act covering the period when such earnings statement is released;

(h)  During the period when the Prospectus is (or but for the exemption in Rule 172 would be) required to be delivered under the Securities Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act;

(i)  The Operating Partnership will pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement and any amendment thereto (including financial statements and exhibits), the Prospectus and all amendments and supplements to any of them and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors prior to or during the period specified in Section 5(e), (ii) the printing and delivery of this Underwriting Agreement, the Indenture, any Supplemental Indentures and any Blue Sky Memorandum, (iii) the qualification or registration of the Securities for offer and sale under certain limited securities, Blue Sky or real estate syndication laws of certain states in accordance with Section 5(f) hereof, (iv) the fee of and the filings and clearance, if any, with the NASD in connection with the offering, (v) the fees charged by nationally recognized statistical rating organizations for the rating of the Securities, (vi) furnishing such copies of the Registration

Statement, the preliminary prospectus, the Prospectus, the Time of Sale Information and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (vii) the preparation, issuance and delivery of certificates for the Securities to the Underwriters, (viii) the costs and charges of any transfer agent or registrar, (ix) the costs and expenses of the Trustee under the Indenture, (x) any expenses incurred by the Operating Partnership in connection with a “road show” presentation to potential investors, (xi) any transfer taxes imposed on the sale by the Operating Partnership of the Securities to the Underwriters and (xii) the fees and disbursements of the Operating Partnership’s counsel and accountants;

(j)  The Operating Partnership will use its best efforts to do and perform all things required to be done and performed under this Agreement by the Operating Partnership prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities;

(k)  The Operating Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in Registration Statement, the Time of Sale Information and the Prospectus Supplement under “Use of Proceeds”;

(l)  The Operating Partnership will prepare and file or transmit for filing with the Commission in accordance with Rule 424(b) of the Securities Act copies of the Prospectus;

(m)  The Company will use its best efforts to continue to qualify as a REIT under Sections 856 through 860 of the Code unless the Company’s board of directors determines that it is no longer in the best interests of the Company to be so qualified;

(n)  The Operating Partnership will use its best efforts to take all reasonable action necessary to enable Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Service, Inc (“Moody’s”) or any other nationally recognized rating organization to provide their respective credit ratings of the Securities, as specified in Schedule II hereto;

(o)  The Operating Partnership will cooperate with the Representatives and use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC; and

(p)  The Operating Partnership and the Company will execute a supplemental indenture to the Original Indenture designating each series of debt securities to be offered and its related terms and provisions in accordance with the provisions of the Indenture.

(q)  The Company will not, at any time, directly or indirectly, take any action intended, or which might reasonably be expected to cause or result in, or which will constitute stabilization of the price of the Securities to facilitate the sale or resale of any Securities in violation of the Securities Act.

(r)  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

6.  Each Underwriter hereby represents and agrees that:

(a)  It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Operating Partnership and not incorporated by reference into the Registration Statement and any press release issued by the Operating Partnership) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Schedule IV or prepared pursuant to Section 5(d) or (e) above, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)  It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c)  It has not and will not, without the prior written consent of the Operating Partnership, use any free writing prospectus that contains the final terms of the Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that the underwriters may use a term sheet substantially in the form of Schedule V hereto without the consent of the Company or the Operating Partnership; provided, further, that any Underwriter using such term sheet shall notify the Company or the Operating Partnership, and provide a copy of such term sheet, prior to, or concurrently with, the first use of such term sheet.

(d)  It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

(e)  It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering of the Securities (and will promptly notify the Operating Partnership if any such proceeding against it is initiated during the such period of time that a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

7.  The several obligations of the Underwriters hereunder shall be subject to the performance by the Company and the Operating Partnership of their respective obligations hereunder and to satisfaction of each of the following conditions:

(a)  the Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Securities Act; the Statutory Prospectus and each Free Writing Prospectus shall have been filed with the Commission pursuant to Rule 424(b) (in the case of the Free Writing Prospectus, to the extent required under Rule 433 of the Securities Act) within the applicable time period prescribed for such filing by such Rule; no stop order suspending the effectiveness of the Registration Statement or the Statutory Prospectus shall be in effect, and no proceedings for such purpose shall have been commenced or shall be pending before or threatened by the Commission to the knowledge, after due inquiry, of the Company or the Operating Partnership; no stop order suspending the effectiveness of the Registration Statement or the Statutory Prospectus shall be in effect and no proceedings for such purpose shall have been commenced or shall be pending before or threatened by the state securities authority of any jurisdiction, to the knowledge of the Company or the Operating Partnership; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

(b)  all the representations and warranties of the Company and the Operating Partnership contained in this Agreement shall be true and correct on the Closing Date, with the same force and effect as if made on and as of the Closing Date and the Company and the Operating Partnership shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(c)  subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or the Operating Partnership by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

(d)  since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any material change in the capital stock, partners’ equity or long-term debt of the Company, the Operating Partnership or any of the Subsidiaries on a consolidated basis, except as described or contemplated in the Prospectus, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders’ equity, partners’ equity or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus and/or the Indenture; and other than as set forth in the Prospectus, no proceedings shall be pending or, to the knowledge of the Company or the Operating Partnership, after due inquiry, threatened against the Operating Partnership or the Company or any Property before or by any federal, state or other commission, board or administrative agency, where an unfavorable decision, ruling or finding could reasonably be expected to result in a Material Adverse Effect;

(e)  you shall have received on and as of the Closing Date a certificate signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, in their capacities as officers of the Company, on behalf of the Company for itself and as general partner of the Operating Partnership, satisfactory to you to the effect set forth in subsections (a) through (d) of this Section 7(e) and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders’ equity, partners’ equity or results of operations of the Operating Partnership, the Company and the Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;;

(f)  you shall have received on the Closing Date, an opinion or opinions (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Cahill Gordon & Reindel llp counsel for the Company and the Operating Partnership, to the effect that:

(i)  The Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule III hereto.

(ii)  The Operating Partnership and each of the Partnership Subsidiaries has been duly formed and is validly existing as a limited partnership in good standing under the laws of its state of organization. The Operating Partnership and each of the Partnership Subsidiaries has all requisite partnership power and authority to own, lease and operate its properties and other assets and to conduct the business in which it is engaged and proposes to engage, in each case, as described in the Prospectus, and the Operating Partnership has the partnership power to enter into and perform its obligations under this Agreement, the Indenture and the Securities. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction listed on Schedule III hereto.

(iii)  To the knowledge of such counsel, none of the Operating Partnership, the Company or the Subsidiaries is in violation of or default under its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and none of such entities is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any document (as in effect on the date of such opinion) listed as an exhibit to the Registration Statement, the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004 or the Company’s and the Operating Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, in each case as amended, if applicable, to which such entity is a party or by which such entity may be bound, or to which any of the property or assets of such entity may be subject or by which they may be bound (it being understood that (i) such counsel need express no opinion with respect to matters relating to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement relating to the acquisition, transfer, operation, maintenance, management or financing of any property or assets of such entity or any other Property and (ii) such counsel may assume compliance with the financial covenants contained in any such document), except in each case for violations or defaults which in the aggregate are not reasonably expected to have a Material Adverse Effect.

(iv)  This Agreement was duly and validly authorized, executed and delivered by each of the Operating Partnership and the Company.

(v)  The issuance of the Securities has been duly authorized by the Company on behalf of the Operating Partnership and assuming authentication by the Trustee in accordance with the terms of the Indenture, and delivery to, and payment by, the Underwriters in accordance with the terms of this Agreement, such Securities constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits provided for in the Indenture, and enforceable against the Operating Partnership in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law).

(vi)  The Indenture has been duly and validly authorized, executed and delivered by the Operating Partnership and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’

rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or law); and the Indenture has been duly qualified under the TIA.

(vii)  The Registration Statement has been declared effective under the Securities Act and the Indenture has been qualified under the TIA, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424 and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or the Prospectus has been issued and no proceeding for that purpose is pending or threatened by the Commission.

(viii)  The execution and delivery of this Agreement, the Indenture and the Securities, the issuance and sale of the Securities and the performance by the Operating Partnership and the Company of their respective obligations under the Securities, this Agreement and the Indenture, to the extent they are a party thereto, and the consummation of the transactions herein and therein contemplated will not require, to such counsel’s knowledge, any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Securities Act, the TIA and the state securities, Blue Sky or real estate syndication laws in connection with the purchase and distribution of the Securities by the Underwriters) and did not and do not conflict with or constitute a breach or violation of or default under: (1) any document (as in effect as of the date of such opinion) listed as an exhibit to the Registration Statement, each of the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004, each of the Company’s and the Operating Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, in each case as amended, if applicable, to which any such entity is a party or by which it or any of them or any of their respective properties or other assets may be bound or subject and of which such counsel is aware (it being understood that (i) such counsel need express no opinion with respect to matters relating to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement relating to the acquisition, transfer, operation, maintenance, management or financing of any property or assets of such entity or any other Property and (ii) such counsel may assume compliance with the financial covenants contained in any such document); (2) the certificate of limited partnership or partnership agreement, as the case may be, of the Operating Partnership, Securities, L.P. and the Financing Partnership or the articles of incorporation or by-laws, as the case may be, of the Company, FIFC or FISC; or (3) any applicable law, rule or administrative regulation, except in each case for conflicts, breaches, violations or defaults that in the aggregate are not reasonably expected to have a Material Adverse Effect.

(ix)  To the knowledge of such counsel, no Material authorization, approval, consent or order of any court or governmental authority or agency or any other entity is required in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the Securities Act, the TIA, the by-laws, the corporate financing rules and the conflict of interest rules of the NASD or state securities, Blue Sky or real estate syndication laws, or such as have been received prior to the date of such opinion.

(x)  The Registration Statement, at the time it became effective, and the Prospectus, as of the date of the Prospectus Supplement (in each case, other than the

Form T-1 and the financial statements, including the notes and schedules thereto, and other financial and statistical data that is found in or derived from the internal accounting records of the Company and its Subsidiaries set forth in or incorporated by reference therein or the information under the caption “Notice to Canadian Residents” in the Prospectus, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act.

(xi)  Each of the Underwriters is receiving good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities, if such Underwriter acquires such Securities in good faith and without notice of any such security interests, mortgages, pledges, liens, encumbrances, claims or equities.

(xii)  The information in the Prospectus Supplement under “Description of Notes” and “Certain U.S. Federal Income Tax Considerations” and in the Prospectus under “Risk Factors,” “Description of Debt Securities” and “Certain U.S. Federal Income Tax Considerations” (as modified by the information in the Prospectus Supplement), to the extent that it constitutes statements of law, descriptions of statutes, rules or regulations, or summaries of documents or legal conclusions, has been reviewed by us and is correct in all material respects and presents fairly the information required to be disclosed therein.

(xiii)  To such counsel’s knowledge, there is no document or contract of a character required to be described or referred to in the Registration Statement and the Prospectus by the Securities Act other than those described or referred to therein, and the descriptions thereof or references thereto are accurate in all material respects; and to such counsel’s knowledge, there is no document or contract of a character required to be filed as an exhibit to the Registration Statement which is not filed as required.

(xiv)  The partnership agreement of each of the Operating Partnership, Securities, L.P. and the Financing Partnership has been duly authorized, validly executed and delivered by each of the Company and the Partnership Subsidiaries, to the extent they are parties thereto, and is valid, legally binding and enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(xv)  The Company and the Operating Partnership satisfied all conditions and requirements for filing the Registration Statement on Form S-3 under the Securities Act.

(xvi)  None of the Company or the Subsidiaries is required to be registered as an investment company under the Investment Company Act of 1940, as amended.

(xvii)  Commencing with the Company’s taxable year ended December 31, 1994, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and the Company’s current and proposed method of operation (as represented by the Company to us in a written certificate) will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

In addition, Cahill Gordon & Reindel llp shall, in a separate letter, state that they have participated in conferences with officers and other representatives of the Operating Partnership and the Company, representatives of the independent registered public accounting firm for the Operating Partnership and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus and the Time of Sale Information and related matters were discussed. On the basis thereof (relying to the extent such counsel deems appropriate upon the opinions of officers and other representatives of the Operating Partnership and the Company as to the materiality to the Operating Partnership of the matters discussed), but without independent verification by such counsel of, and without passing upon or assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Time of Sale Information or any amendments or supplements thereto, no facts have come to the attention of such counsel that lead them to believe that (i) the Registration Statement, including the documents incorporated therein by reference, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) the Prospectus, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Time of Sale Information, as of the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements, including the notes and schedules thereto, or any other financial or statistical data that is found in or derived from the internal accounting records of the Operating Partnership or the Company in each case as set forth in or incorporated by reference into the Registration Statement, the Prospectus, the Time of Sale Information or the Form T-1 or the information under the caption “Notice to Canadian Residents”).

In giving its opinion, such counsel may rely (i) as to all matters of fact, upon representations, statements or certificates of public officials and statements of officers, directors, partners, employees and representatives of and accountants for each of the Company and its Subsidiaries, (ii) as to matters of Maryland law, on the opinion of McGuireWoods LLP, Baltimore, Maryland, (iii) as to matters of Illinois law, on the opinion of Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP, Chicago, Illinois, and (iv) as to the good standing and qualification of the Operating Partnership and the Company to do business in any state or jurisdiction, upon certificates of appropriate government officials and letters from Corporation Service Company, copies of which have been furnished to you.

(g)  You shall have received on the Closing Date, an opinion (satisfactory to the Underwriters and counsel for the Underwriters), dated the Closing Date, of McGuireWoods LLP, special Maryland counsel for the Company, to the effect that:

(i)  Each of the Company and the Corporate Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation.

(ii)  Each of the Company and the Corporate Subsidiaries has corporate power and authority to own, lease and operate its properties and other assets and to conduct the business in which it is engaged or proposes to engage, in each case, as described in the Prospectus, and the Company has the corporate power and authority to enter into and perform its obligations under this Agreement and the Indenture.

(iii)  The Company has been authorized, in its capacity as general partner of the Operating Partnership, to cause the Operating Partnership to issue the Securities.

(iv)  Each of this Agreement and the Indenture was duly and validly authorized by the Company, on behalf of itself and the Operating Partnership.

(v)  The execution and delivery of this Agreement and the Indenture, the performance of the obligations and the consummation of the transaction set forth herein and therein by the Company will not require, to the knowledge of such counsel, any consent, approval, authorization or other order of any Maryland court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or other securities or blue sky or real estate syndication laws) and did not and do not conflict with or constitute a breach or violation of or default under: (A) the charter or by-laws, as the case may be, of the Company; and (B) any applicable Maryland law, rule or administrative regulation or any order or administrative or court decree of which such counsel is aware, except in the case of clause (B) above for conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect.

(vi)  To the knowledge of such counsel, no Material authorization, approval, consent or order of any Maryland court, governmental authority, agency or other entity is required in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under Maryland securities, Blue Sky or real estate syndication laws.

(vii)  The information in the Prospectus under “Certain Provisions of Maryland Law and The Company’s Articles of Incorporation and Bylaws” and “Restrictions on Transfers of Capital Stock” and in Part II of the Registration Statement under Item 15, to the extent that it constitutes statements of law, descriptions of statutes, rules or regulations, summaries of documents or legal conclusions, has been reviewed by such counsel and, as to Maryland law, is correct in all material respects and presents fairly the information required to be disclosed therein.

(viii)  The Company and each of the Corporate Subsidiaries was authorized to enter into the partnership agreement of each Partnership Subsidiary for which the Operating Partnership, the Company or such Corporate Subsidiary, as the case may be, is the general partner.

(h)  You shall have received on the Closing Date, an opinion (satisfactory to the Underwriters and counsel for the Underwriters), dated the Closing Date, of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, special Illinois counsel for the Company, to the effect that:

(i)  To the knowledge of such counsel, none of the Operating Partnership or the Company, FIMC, the Mortgage Partnership, FIPC or FIP is in violation of, or default in connection with the performance or observance of any obligation, agreement, covenant or condition contained in any or all of that certain Fourth Amended and Restated Unsecured Revolving Credit Facility, dated as of August 23, 2005, among the Operating Partnership, as Borrower, the Company, as Guarantor and General Partner, JPMorgan Chase Bank, N.A., and certain other banks as lenders, JPMorgan Securities Inc. as Lead Arranger and Sole Book Runner, Wachovia Bank, National Association, as Syndication Agent, Commerzbank AG, PNC Bank, National Association and Wells Fargo Bank, N.A., as Documentation Agents, and AmSouth Bank, The Bank of New York, The Bank of Nova Scotia, Bank of Montreal and SunTrust Bank as Co-Agents (all such indebtedness collectively, the “Credit Documents”), except in each case for defaults that, in the aggregate, are not reasonably expected to have a Material Adverse Effect.

(ii)  The execution and delivery of this Agreement and the Indenture and the performance of the obligations and consummation of transactions set forth herein and therein by the Operating Partnership and the Company did not and do not conflict with, or constitute a breach or violation of, or default under: (A) any or all of the Credit Documents; (B) any applicable law, rule or administrative regulation of the federal government (or agency thereof) of the United States; or (C) any order or administrative or court decree issued to or against, or concerning any or all of the Operating Partnership, the Company, the Partnership Subsidiaries and the Corporate Subsidiaries, of which, in the cases of clauses (B) and (C) above, such counsel is aware, except in each case for conflicts, breaches, violations or defaults that, in the aggregate, would not have a Material Adverse Effect.

(iii)  To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Operating Partnership, the Company, the Partnership Subsidiaries, the Corporate Subsidiaries or the Additional Subsidiaries that do, or are likely to, have a Material Adverse Effect.

(iv)  The information in the 10-K under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Mortgage Loans Payable” (other than information relating to a certain mortgage loan made available to First Industrial Financing Partnership, L.P. by Nomura Asset Capital Corporation) to the extent that it constitutes statements of law, descriptions of statutes, summaries of principal financing terms of Credit Documents or legal conclusions, has been reviewed by such counsel and is correct in all material respects and presents fairly the information disclosed therein.

(i)  On the date hereof, the Accountants shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters (and to their counsel), confirming that they are independent registered public accountants with respect to the Company, the Operating Partnership and the Subsidiaries as required by the Securities Act and with respect to the financial and other statistical and numerical information contained in the Registration Statement and the Prospectus and containing statements and information of the type ordinarily included in accountants” “comfort letters” as set forth in the AICPA’s Statement on Auditing Standards 72. At the Closing Date, the Accountants shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from it, that nothing has come to its attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date, which would require any change in its letter dated the date hereof if it were required to be dated and delivered at the Closing Date.

(j)  You shall have received on the Closing Date an opinion, dated as of such Closing Date, of Clifford Chance US LLP ("CC"), counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

In giving its opinion, such counsel may rely (A) as to matters of Maryland law, on the opinion of McGuireWoods LLP, Baltimore Maryland, which opinion shall be in form and substance reasonably satisfactory to counsel for the Underwriters and (B) as to the good standing and qualification of the Company and the Operating Partnership to do business in any sate or jurisdiction, upon certificates of appropriate governmental officials or opinions of counsel in such jurisdictions.

(k)  At the Closing Date, the Securities shall have the ratings accorded by any “nationally recognized statistical organization,” as defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act if and as specified in Schedule II hereto, and the Operating Partnership shall deliver to the Underwriters a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Underwriters, confirming that the Securities have such ratings. Since the date hereof, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company’s securities or the Operating Partnership’s other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company’s securities or the Operating Partnership’s other securities.

(l)  If the Registration Statement or an offering of Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m)  The Operating Partnership and its Subsidiaries shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements pursuant to Section 5 herein contained or required to be performed or complied with by the Operating Partnership at or prior to such Closing Date

(n)  At the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Operating Partnership and the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

Except to the extent the text of such is as set forth herein, the opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to CC, counsel for the Underwriters.

8.  The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless the Underwriters and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus (as amended or supplemented if the Company or the Operating Partnership shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or the Operating Partnership in writing by such Underwriter through you expressly for use therein.

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Operating Partnership, and the Company’s and the Operating Partnership’s officers and directors and each person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company and the Operating Partnership in writing by such Underwriter through you expressly for use in the Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any amendment or supplement thereto. For purposes of this Section 8 and Sections 4(b), (f) and (g), the only written information furnished by the Underwriters to the Operating Partnership expressly for use in the Registration Statement and the Prospectus Supplement is the information in the second, third, fourth, fifth (not including the first two sentences thereof), sixth and seventh paragraphs after the table under the caption “Underwriting.”

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the Representatives and any such separate firm for the Company, the Operating Partnership, their directors, their officers and such control persons of the Company and the Operating Partnership or authorized representatives shall be designated in writing by the Company or the Operating Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. If it is ultimately determined that an Indemnified Person was not entitled to indemnification hereunder, such Indemnified Person shall be responsible for repaying or reimbursing the Indemnifying Person for any amounts so paid or incurred by such Indemnifying Person pursuant to this paragraph. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or behalf of an Indemnified Person. In no event shall any Indemnifying Person have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to any pending or threatened action or claim effected without its prior written consent.

If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable or insufficient to hold harmless an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand from the offering of the Securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the Operating Partnership and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership on the one hand or by the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities set forth opposite their names in Schedule I hereto, and not joint.

The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution agreements contained in this Section 8 and the representations, warranties and covenants of the Company and the Operating Partnership set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriters or any person controlling any Underwriters or by or on behalf of the Company, its officers or directors or any other person controlling the Company or the Operating Partnership and (c) acceptance of and payment for any of the Securities.

9.  Notwithstanding anything herein contained, this Agreement may be terminated in your absolute discretion by notice given to the Operating Partnership, if after the execution and delivery of this Agreement and prior to the Closing Date (a) the Company and the Operating Partnership shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreements on its part to be performed hereunder, (b) any other conditions to the Underwriters’ obligations hereunder are not fulfilled, (c) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (d) trading of any securities of or guaranteed by the Company and the Operating Partnership shall have been suspended on any exchange or in any over-the-counter market, (e) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; (f) there shall have occurred any major disruption of settlements of securities, payment or clearance services in the United States; or (g) there shall have occurred any outbreak or escalation of hostilities or act of terrorism involving the United States or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

10.  If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the non-defaulting Underwriters may specify, provided that, such Securities of the defaulting Underwriters are purchased, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Underwriters and the Operating Partnership for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Operating Partnership. In any such case either you or the Company and the Operating Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company and the Operating Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company and the Operating Partnership shall be unable to perform their obligations under this Agreement or any condition of the

Underwriters” obligations cannot be fulfilled, the Company and the Operating Partnership agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering of Securities contemplated hereunder and the Company and the Operating Partnership shall then be under no further liability to any Underwriters pursuant to this Agreement except as provided in Sections 5(i) and 8 of this Agreement.

12.  In the event of termination of this Agreement, the provisions of Sections 5(i) and 8 remain operative and in full force and effect.

13.  This Agreement shall inure to the benefit of and be legally binding upon the Company, the Operating Partnership, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

14.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Underwriters, c/o J.P. Morgan Securities LLC, 270 Park Avenue, 8th Floor, New York, New York 10017, Attention: High Grade Syndicate Desk, facsimile 212-834-6081, with a copy to Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, Attention: Larry P. Medvinsky, Esq. Notices to the Company and the Operating Partnership shall be given to First Industrial Realty Trust, Inc., 311 South Wacker Drive, Suite 4000, Chicago, Illinois, 60606, Attention: John H. Clayton, Esq., with a copy to Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York, 10005, Attention: Gerald S. Tanenbaum, Esq.

15.  Absence of Fiduciary Relationship. Each of the Operating Partnership and the Company acknowledges and agrees that:

(a)  The Underwriters have been retained solely to act as underwriters in connection with the sale of the Operating Partnership 's securities and that no fiduciary, advisory or agency relationship between the Operating Partnership and the Company, on the one hand, and the Underwriters, on the other, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or is advising the Operating Partnership or the Company on other matters;

(b)  the price of the securities set forth in this Agreement was established by the Operating Partnership following discussions and arms-length negotiations with the Underwriters, and the Operating Partnership is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)  it has been advised that the Underwriters and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of Operating Partnership and the Company and that the Underwriters have no obligation to disclose such interests and transactions to Operating Partnership or the Company by virtue of any fiduciary, advisory or agency relationship;

(d)  it waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty in respect of the transactions contemplated by this Agreement and agrees that the Underwriters shall have no liability (whether direct or indirect) to Operating Partnership or the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Operating Partnership or the Company, including limited partners or stockholders, employees or creditors of the Operating Partnership or the Company; and

(e)  Any review by the Underwriters of the Operating Partnership or the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Operating Partnership or the Company.

16.  This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

17.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

[Signatures on following page.]

Very truly yours,

FIRST INDUSTRIAL REALTY TRUST, INC.

By: _________________________________
Name:
Title

FIRST INDUSTRIAL, L.P.

By: First Industrial Realty Trust, Inc.,
as its sole general partner

By: _________________________________
Name:
Title

Accepted: January 5, 2006

J.P. MORGAN SECURITIES INC.
WACHOVIA CAPITAL MARKETS, LLC
CREDIT SUISSE FIRST BOSTON LLC
MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED

By: J.P. MORGAN SECURITIES INC.
on behalf of itself and the several Underwriters
listed in Schedule I hereto

By: _______________________________________
Name:
Title:

SCHEDULE I

Underwriters	Principal Amount of Securities to be Purchased
J.P. Morgan Securities Inc.	$70,000,000
Wachovia Capital Markets, LLC	$70,000,000
Credit Suisse First Boston LLC	$18,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$18,000,000
Commerzbank Capital Markets Corp.	$8,000,000
PNC Capital Markets, LLC	$8,000,000
Wells Fargo Securities, LLC	$8,000,000

Total	$200,000,000

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SCHEDULE II

Underwriters:
J.P. Morgan Securities Inc.

Wachovia Capital Markets, LLC

Credit Suisse First Boston LLC

Merrill Lynch, Pierce, Fenner
     & Smith Incorporated

Commerzbank Capital Markets Corp.

PNC Capital Markets, LLC

Wells Fargo Securities, LLC

Registration Statement No.:	333-117842-01
Underwriting Agreement dated:	January 5, 2006
Title of Securities:	5¾% Senior Notes due 2016
Aggregate principal amount:	$200,000,000
Price to Public:	99.653% of the principal amount of the Securities, plus accrued interest, if any, from January 10, 2006
Purchase Price:	99.003% of the principal amount of the Securities, plus accrued interest, if any, from January 10, 2006
Indenture:	Indenture dated as of May 13, 1997 and the Supplemental Indenture No.10 to be dated as of January 10, 2006, both between the Operating Partnership and the Trustee
Maturity:	January 15, 2016
Interest Rate:	5¾%
Interest Payment Dates:	January 15 and July 15, commencing July 15, 2006
Redemption:	At the option of the Operating Partnership, in whole or in part, at any time
Sinking Fund Provisions:	None
Other Significant Provisions:	As set forth in the Registration Statement and the Prospectus

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Ratings:	Standard & Poor’s: “BBB” Moody’s Investors Service: “Baa2”
Closing Date and Time of Delivery:
The Closing will be held at 9:00 a.m. (New York City time) on January 10, 2006, with the Securities being delivered through the book-entry facilities of The Depository Trust Company and made available for checking by DTC at least 24 hours prior to the Closing Date

Closing Location:	Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

II-2

SCHEDULE III

JURISDICTIONS OF FOREIGN QUALIFICATION OF THE COMPANY,
THE CORPORATE SUBSIDIARIES AND THE PARTNERSHIP SUBSIDIARIES

ENTITY:	JURISDICTION
First Industrial, L.P.
Arizona
California
Colorado
Connecticut
Florida
Georgia
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maryland
Michigan
Minnesota
Missouri
New Jersey
New York
North Carolina
Ohio Oregon
Pennsylvania
Tennessee
Texas
Utah
Virginia
Wisconsin

First Industrial Realty Trust, Inc.	California Florida Georgia Illinois Indiana Michigan Minnesota New Jersey New York North Carolina Ohio Oregon Utah

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SCHEDULE IV

Time of Sale Information

Term Sheet dated January 5, 2006

IV-1

Schedule V

FIRST INDUSTRIAL, L.P.

Pricing Term Sheet

Size:	$200,000,000
Coupon (Interest Rate):	5¾% per annum
Interest Payment Dates:	January 15 and July 15
Maturity:	January 15, 2016
Price to Public:	99.653% of principal amount, plus accrued interest, if any, from the date of original issuance
Settlement Date:	T+3; January 10, 2006
Net Proceeds:	$198,006,000 (before $200,000 of offering expenses)
Redemption Provision:	Make-whole call at any time based on U.S. Treasury plus 0.25% (twenty-five one-hundredths of one percent)
Yield to maturity:	5.796%
Spread to Benchmark Treasury:	143 basis points
Benchmark Treasury:	U.S. Treasury 4½% due November 2015
Benchmark Treasury Price and Yield:	101-02; 4.366%

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission, or SEC, for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus if you request it by contacting First Industrial’s Investor Relations at 312-344-4320 (call collect) or aharmon@firstindustrial.com or the underwriters at J.P. Morgan Securities Inc., 270 Park Avenue, New York, NY 10017 (phone: (212) 834-4533 (call collect)) or Wachovia Capital Markets, LLC at 8739 Research Drive, Charlotte, North Carolina 28262 (phone: 1-800-326-5897) or syndicate.ops@wachovia.com.

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